UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 18, 2019

Dominion Energy Gas Holdings, LLC

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-37591	46-3639580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each Exchange on which Registered
2014 Series C 4.6% Senior Notes		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 18, 2019, Dominion Energy Gas Holdings, LLC (the Company) entered into an underwriting agreement (the Underwriting Agreement) with J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc., as Representatives for the underwriters named in the Underwriting Agreement, for the sale of (i) $600,000,000 aggregate principal amount of the Company’s 2019 Series A 2.50% Senior Notes due 2024 (Series A Senior Notes), (ii) $600,000,000 aggregate principal amount of the Company’s 2019 Series B 3.00% Senior Notes due 2029 (Series B Senior Notes), and (iii) $300,000,000 aggregate principal amount of the Company’s 2019 Series C 3.90% Senior Notes due 2049 (Series C Senior Notes). The Series A Senior Notes, the Series B Senior Notes and the Series C Senior Notes are Senior Debt Securities that were registered by the Company under Rule 415 under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, which became effective on November 18, 2019 (File No. 333-234746). A copy of the Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

The Series A Senior Notes will be issued under the Twelfth Supplemental Indenture, dated as of November 1, 2019 (the Twelfth Supplemental Indenture), to the Company’s October 1, 2013 Indenture (the Senior Indenture). The Senior Indenture is incorporated by reference as Exhibit 4.1 to this Form 8-K. The Twelfth Supplemental Indenture is filed as Exhibit 4.2 to this Form 8-K. The Series B Senior Notes will be issued under the Thirteenth Supplemental Indenture, dated as of November 1, 2019 (the Thirteenth Supplemental Indenture), to the Senior Indenture. The Thirteenth Supplemental Indenture is filed as Exhibit 4.3 to this Form 8-K. The Series C Senior Notes will be issued under the Fourteenth Supplemental Indenture, dated as of November 1, 2019 (the Fourteenth Supplemental Indenture), to the Senior Indenture. The Fourteenth Supplemental Indenture is filed as Exhibit 4.4 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated November 18, 2019, among the Company and J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc., as Representatives for the underwriters named in the Underwriting Agreement.*

4.1	Indenture, dated as of October 1, 2013, between the Company and Deutsche Bank Trust Company Americas, as Trustee (Exhibit 4.1, Form S-4 filed April 4, 2014, File No. 333-195066, incorporated by reference).

4.2	Twelfth Supplemental Indenture to the Senior Indenture, dated November 1, 2019, pursuant to which the 2019 Series A 2.50% Senior Notes due 2024 will be issued. The form of the 2019 Series A 2.50% Senior Notes due 2024 is included as Exhibit A to the Twelfth Supplemental Indenture.*

4.3	Thirteenth Supplemental Indenture to the Senior Indenture, dated November 1, 2019, pursuant to which the 2019 Series A 3.00% Senior Notes due 2029 will be issued. The form of the 2019 Series A 3.00% Senior Notes due 2029 is included as Exhibit A to the Thirteenth Supplemental Indenture.*

4.4	Fourteenth Supplemental Indenture to the Senior Indenture, dated November 1, 2019, pursuant to which the 2019 Series A 3.90% Senior Notes due 2049 will be issued. The form of the 2019 Series A 3.90% Senior Notes due 2049 is included as Exhibit A to the Fourteenth Supplemental Indenture.*

5.1	Opinion of McGuireWoods LLP.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY GAS HOLDINGS, LLC
Registrant

/s/ James R. Chapman
Name:	James R. Chapman
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: November 21, 2019